                      Excelsior Venture Investors III, LLC
                     For the Quarter ended January 31, 2003


                      Investor's Return To Date (per unit)

                                                  Date            Amount
                                                  ----            ------

Initial investment                              05/11/2001       $ 500.00

Total distributions                                                   ---

Current Net Asset Value of Excelsior                             $ 449.17
Venture Partners III, LLC (a)

Other Net Assets/(Liabilities) (b)                                  (3.21)

Current Net Asset Value of Excelsior                             $ 445.96
Venture Investors III, LLC

Total Return (annualized) (c)                                       -6.41%

                        Fund's Return on Capital Invested

Net Internal Rate of Return (IRR) (d)                              -16.33%

Multiple of Capital Invested (e)                                     0.81x


         Total Investment Value of Excelsior Venture Partners III, LLC

                                    [GRAPH]

           Cash (Net        Private       Limited        Public     Cumulative
        of Liabilities)    Securities   Partnerships   Securities  Distributions

5/01         500.00          500.00         0.00            0.00        0.00
10/01        495.99          411.71         0.00           82.99        1.29

10/02        469.14          283.71         0.00          180.29        5.14
1/03         449.17          273.26         0.00          168.44        7.46


First Quarter 2003 Report for Excelsior Venture Investors III, LLC

Excelsior Venture Investors III, LLC has invested substantially all of its $94.6 million of investors' capital, net of offering costs, in Excelsior Venture Partners III, LLC ("EVP III" or the "Master Fund"), a master fund with $146.1 million in assets, net of offering costs. As of January 31, 2003, the Master Fund has committed 53% and invested 43.2% of the initial capital raised.

An investor's total return for Excelsior Venture Investors III was -4.29% for the quarter, -9.19% for the last 12 months, and -6.41% since inception (annualized).

EVP III's Portfolio Developments

Direct Investments

In January 2003, the fund participated in a bridge financing for Ancile Pharmaceuticals, Inc., a developer and manufacturer of prescription branded botanical drugs for chronic disease conditions. The fund wrote down its investment of Ancile this quarter.

The fund also wrote down its investment in MIDAS Vision Systems, Inc. in advance of a proposed new round of financing.

Fund Investments

In December 2002, the fund committed $3 million to Burrill Life Sciences Capital Fund, L.P., a venture capital fund that will invest in the life sciences industry, including human healthcare biotechnology, agricultural biotechnology, nutraceuticals, human healthcare diagnostics, biomaterials and bioprocesses.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. This summary is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any security, investment, or fund. Past performance is no guarantee of future results. U.S. Trust and its affiliates are wholly owned subsidiaries of The Charles Schwab Corporation. Additional information is available upon request.

 This material may only be presented to members of Execelsior Venture Investors
                                   III, LLC.

                      Excelsior Venture Investors III, LLC
         Summary of the Master Fund's Investments as of January 31, 2003

                                                                                                                     Carrying
                                                                                             Original     Carrying      Value  % of
Private Companies                          Business Description                                  Cost        Value  per Share   NAV
                                                                                             --------     --------  --------- -----
Adeza Biomedical Corp.                     Developer of diagnostic products and
                                           services for women's reproductive
                                           healthcare                                    $  3,000,000 $  3,000,000   $  10.16  2.26%
Ancile Pharmaceuticals, Inc.               Developer and manufacturer of
                                           prescription branded botanical drugs for
                                           chronic disease conditions                       3,850,000    1,925,000       6.52  1.45%
Archemix Corp.                             Developer of acid nucleic-based
                                           biotherapeutics and drug discovery tools         1,314,285    1,314,285       4.45  0.99%
Cenquest, Inc.                             Intermediary provider of accredited
                                           business and management degree programs          2,000,000          ---        ---  0.00%
Ethertronics, Inc.                         Developer of high performance, embedded
                                           antennas for mobile device market                4,650,000    4,650,000      15.76  3.51%
Genoptix, Inc.                             Developer and designer of the first
                                           laser-based platform for analyzing,
                                           sorting and manipulating living cells
                                           without the need for any dyes or labels          2,500,000    2,500,000       8.47  1.89%
LightConnect, Inc.                         Designer and manufacturer of dynamic
                                           optical components for network
                                           applications                                     5,992,000    1,940,563       6.57  1.46%
LogicLibrary, Inc.                         Provider of software asset management
                                           solutions enabling rapid application
                                           assembly                                         2,000,000    2,000,000       6.77  1.51%
MIDAS Vision Systems, Inc.                 Developer of automated optical
                                           inspection systems for advanced
                                           substrates and microelectronics
                                           packaging industries                             4,000,000      499,342       1.69  0.38%
Monterey Design Systems, Inc.              Developer of advanced development tools
                                           for the semiconductor industry                   4,750,000    4,750,000      16.09  3.58%
NanoOpto Corp.                             Designer, manufacturer and marketer of
                                           integrated optical components using
                                           nanotechnology manufacturing platforms           2,231,212    2,231,212       7.56  1.68%
NetLogic Microsystems, Inc.                Developer of advanced network search
                                           engines                                          5,000,000    5,000,000      16.94  3.77%
OpVista, Inc.                              Developer of bandwidth enhancing optical
                                           networking solutions                             4,000,000    4,000,000      13.55  3.02%
Pilot Software Acquisition Corp.           Provider of business analysis solutions          3,000,000    3,000,000      10.16  2.26%
Senomyx, Inc.                              Developer of proprietary flavor and
                                           fragrance molecules for the food,
                                           beverage, cosmetic and pharmaceutical
                                           industries                                       1,500,000    1,500,000       5.08  1.13%
Silverback Systems, Inc.                   Provider of silicon and software
                                           solutions that enable IP based storage
                                           area networks and data center systems            1,415,615    1,415,615       4.80  1.07%
Tensys Medical, Inc.                       Developer of non-invasive arterial blood
                                           pressure monitoring systems                      5,000,000    5,000,000      16.94  3.77%
Virtual Silicon Technology, Inc.           Supplier of semiconductor intellectual
                                           property and process technology to
                                           manufacturers and designers of
                                           systems-on-chip                                  5,000,000    5,000,000      16.94  3.77%
                                                                                         ------------ ------------   -------- -----
                                                             Private Companies Total     $ 61,203,112 $ 49,726,017   $ 168.44 37.50%

Limited Partnerships

Advanced Technology Ventures VII, L.P.     Varied-stage information technology,
                                           communications and life sciences
                                           companies                                     $    375,000 $    298,690   $   1.01  0.23%
Burrll Life Sciences Capital Fund, L.P.    Varied-stage life sciences companies               300,000      300,000       1.02  0.23%
CHL Medical Partners II, L.P.              Start up and early stage medical
                                           technology and life sciences companies             430,000      395,315       1.34  0.30%
Morgenthaler Partners VII, L.P.            Varied-stage information technology,
                                           communications and life sciences companies         600,000      531,191       1.80  0.40%
Prospect Venture Partners II, L.P.         Varied-stage life sciences companies               630,429      527,840       1.79  0.40%
Tallwood II, L.P.                                                                             150,000      150,000       0.51  0.11%
                                                                                         ------------ ------------   -------- -----
                                                           Limited Partnerships Total    $  2,485,429 $  2,203,036   $   7.46  1.66%

                                                        Total Current Investments (e)    $ 63,688,541 $ 51,929,053   $ 175.91  39.2%
                                            Cash and Equivalents (Net of Liabilities)      80,669,771   80,669,771     273.26  60.8%
                                                                                         ------------ ------------   -------- -----
                                          Investment Total/Net Asset Value of EVP III    $144,358,312 $132,598,824   $ 449.17 100.0%
                                                                                         ============ ============   ======== =====

 This material may only be presented to members of Execelsior Venture Investors
                                   III, LLC.

                      Excelsior Venture Investors III, LLC
                                  (the "Fund")

a) Current Net Asset Value: The value of the Master Fund's assets as determined by the Investment Adviser and a committee of the Board less the Master Fund's liabilities, including an accrual for the incentive fees payable to the Investment Adviser, divided by the number of outstanding shares. In valuing the Master Fund's assets, securities for which market quotations are readily available generally will be valued at the last sale price on the date of valuation or, if no sale occurred, at the mean of the latest bid and ask prices; provided that, as to such securities that may have legal, contractual or practical restrictions on transfer, a discount of 10% to 40% from the public market price will be applied. Securities for which no public market exists and other assets will be valued at fair value as determined in good faith by the Investment Adviser or a committee of the Board under the supervision of the Board pursuant to certain valuation procedures summarized below. Securities having remaining maturities of 60 days or less are valued at amortized cost.)

   The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a "going concern" basis without giving effect to any disposition costs. There is a range of values that is reasonable for such investments at any particular time. Initially, direct investments are valued based upon their original cost, until developments provide a sufficient basis for use of a valuation other than cost. Upon the occurrence of developments providing a sufficient basis for a change in valuation, direct investments will be valued by the "private market" or "appraisal" method of valuation. The private market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors. The appraisal method shall be based upon such factors affecting the company such as earnings, net worth, reliable private sale prices of the company's securities, the market prices for similar securities of comparable companies, an asse or a committee of the Board and, in any event, not less frequently than quarterly. However, there can be no assurance that such value will represent the return that might ultimately be realized by the Master Fund from the investments.

b) Other Net Assets/(Liabilities): Includes a reserve established for the payment of a per annum fee of 0.1% of net assets of the Fund that are not represented by the Fund's investment in the Master Fund. Other net assets/(liabilities) specific to the Fund are also reflected.

c) Total Return (annualized): Reflects the total investment value (NAV plus cumulative distributions) as an annualized percentage of the share cost.

d) Net IRR (Internal Rate of Return): The annual rate of return that equates the cashflows and current carrying value of the Master Fund's holdings, net of accrued incentive fees, to the original capital invested. The calculation does not include cash that has been invested in money market type instruments, nor any other fees associated with the Master Fund.

e) Multiple of Capital Invested: The sum of realized proceeds and current carrying value of the Master Fund's holdings divided by the original capital invested. The calculation does not include cash that has been invested in money market type instruments, nor any fee associated with the Master Fund.

f) Total Current Investments: The current total value of investments held by the Master Fund as determined by the Managing Investment Adviser and a valuation committee of the Board, excluding cash and cash equivalents.

 This material may only be presented to members of Execelsior Venture Investors
                                    III, LLC.